Exhibit 99.2

Pro Forma Condensed Consolidated Financial Statements
As of September 30, 2005 (unaudited)

The following pro forma condensed consolidated balance sheet as of September 30, 2005 and the pro forma condensed consolidated statement of operations for the nine months then ended give effect to the acquisition of 51% of the outstanding share capital of BioCheck, Inc. by OXIS International, Inc. The pro forma information is based on the unaudited consolidated financial statements of OXIS International, Inc. as of September 30, 2005 and for the nine months then ended and the unaudited financial statements of BioCheck Inc. as of September 30, 2005 and for the year then ended and the adjustments described in the accompanying notes to the pro forma condensed consolidated financial statements.

OXIS INTERNATIONAL, INC. AND SUBSIDIARY

Pro Forma Condensed Consolidated Balance Sheet
September 30, 2005
(In thousands of dollars)

	9/30/05
	OXIS	BioCheck	Pro Forma Adjust.		Consolidated
Assets
Current assets
Cash and cash equivalents	$3,845	$416	$(3,127)	(a)	$1,134
Accounts receivable	297	654	--		951
Inventory	289	316	--		605
Prepaids and other current assets	119	139	--		258
Deferred tax asset	--	24	--		24
Restricted cash	--	--	3,060	(a)	3,060
Total current assets	4,550	1,549	(67)		6,032

Property, plant, and equipment, net	68	172	--		240

Patents and other assets	995	92	15	(a)	1,102
Goodwill	--	--	1,007	(a)	1,007
Investment in subsidiary	88	--	(88)	(a)	--

Total assets	$5,701	$1,813	$867		$8,381

OXIS INTERNATIONAL, INC. AND SUBSIDIARY

Pro Forma Condensed Consolidated Balance Sheet
September 30, 2005
(continued)
(In thousands of dollars)

	9/30/05
	OXIS	BioCheck	Pro Forma Adjust.		Consolidated
Liabilities and shareholders' equity
Current liabilities
Notes Payable	$--	$--	$3,060	(a)	$3,060
Accounts payable and accrued expenses	488	264	--		752
Accrued payroll	51	--	--		51
Related party payable	--	80	--		80
Redemption payable	--	100	--		100
Total current liabilities	539	444	3,060		4,043

Long term liabilities	--	11	--		11

Total liabilities	539	455	3,060		4,054

Minority interest	--	--	665	(a)	665

Shareholders’ equity	5,162	1,358	(2,858)	(a)	3,662
Total liabilities and shareholders’ equity	$5,701	$1,813	$867		$8,381

OXIS INTERNATIONAL, INC. AND SUBSIDIARY

Pro Forma Condensed Consolidated Statement of Operations
December 31, 2004
(In thousands of dollars)

	12/31/04
	OXIS (audited)	BioCheck (audited)	Pro Forma Adjust.		Consolidated Pro Forma

Revenues	$2,364	$4,077	$--		$6,441
Cost of goods sold	1,216	1,954	--		3,170
Gross profit	1,148	2,123	--		3,271

Operating expenses:
Research and development	278	839	1,500		2,617
Selling, general and administrative	1,843	852			2,695
Foreign legal proceedings	183				183
Restructuring charges	605				605
Taxes	--	9			9
Total operating expenses	2,909	1,700	1,500		6,109

Operating income (loss)	(1,761)	423	(1,500)	(b)	(2,838)

Other income and expenses:
Interest income	1	5	--		6
Other income (expense)	19	(50)	--		(31)
Financing fees	(856)	--	--		(856)
Interest expense	(101)	--	--		(101)
Total other income and expenses	(937)	(45)	--		(982)

Minority interest in BioCheck (49%)	--	--	(140)	(c)	(140)

Income (loss) before income taxes	(2,698)	378	(1,640)		(3,960)

Income taxes:
Current	--	104	--		104
Deferred	--	(12)	--		(12)
Total income taxes	--	92	--		92

Net income (loss)	(2,698)	286	(1,640)		(4,052)

ther comprehensive income (loss)
Foreign currency translation adjustment	(26)	--	--		(26)
Comprehensive loss	$(2,724)	$286	$(1,640)		$(4,078)

Basic and diluted net income (loss) per common share (d)					$(0.15)
Weighted average number of basic and diluted shares used in computation (d)					26,828,289

OXIS INTERNATIONAL, INC. AND SUBSIDIARY

Pro Forma Condensed Consolidated Statement of Operations
September 30, 2005
(In thousands of dollars)

	9/30/05
	OXIS	BioCheck	Pro Forma Adjust.		Consolidated Pro Forma

Revenues	$1,718	$3,041	$--		$4,759
Cost of goods sold	906	1,422	--		2,328
Gross profit	812	1,619	--		2,431

Operating expenses:
Research and development	191	552	--		743
Selling, general and administrative	1,551	615	--		2,166
Taxes		17	--		17
Total operating expenses	1,742	1,184	--		2,926

Operating income (loss)	(930)	435	--	(b)	(495)

Other income and expenses:
Interest income	74	8	--		82
Other income		42	--		42
Interest expense	(11)				(11)
Total other income and expenses	63	50	--		113

Minority interest in BioCheck (49%)	--	--	(180)	(c)	(180)

Income (loss) before income taxes	(867)	485	(180)		(562)

Income taxes:
Current	--	133	--		133
Deferred	--	(16)	--		(16)
Total income taxes	--	117	--		117

Net income (loss)	(867)	368	(180)		(679)

Other comprehensive income (loss)
Foreign currency translation adjustment	--	--	--		--
Comprehensive loss	$(867)	$368	$(180)		$(679)

Basic and diluted net income (loss) per common share (d)					$(0.02)
Weighted average number of basic and diluted shares used in computation (d)					42,104,110

OXIS INTERNATIONAL, INC. AND SUBSIDIARY

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.     Basis of Presentation

The accompanying pro forma condensed consolidated balance sheet and statement of operations reflect the pro forma effect of the acquisition date (“the Acquisition”) of 51% of the outstanding share capital of BioCheck, Inc. by OXIS International, Inc., which occurred on December 6, 2005. Under the terms of the Stock Purchase Agreement (“the Agreement”), signed September 19, 2005, the Company had the right to purchase up to all of the outstanding shares of common stock of BioCheck for an aggregate purchase price of $6 million in cash. Pursuant to the terms of the Agreement, at the Initial Closing, the Company purchased an aggregate of fifty-one percent (51%) of the outstanding shares of common stock of BioCheck from each of the shareholders of BioCheck on a pro rata basis, for an aggregate of $3,060,000 in cash.

The pro forma condensed consolidated balance sheet assumes that the Acquisition occurred on September 30, 2005. The pro forma condensed consolidated statement of operations for the nine-months ended September 30, 2005 assumes that the Acquisition occurred on January 1, 2005. The pro forma condensed consolidated financial statements were prepared based on the unaudited consolidated financial statements of OXIS International, Inc. and for the nine-months then ended, which are included in the Company’s Report on Form 10-QSB for the period ended September 30, 2005. The accompanying pro forma condensed consolidated balance sheet and statement of operations should be read in conjunction with the historical financial statements and related notes contained in those Reports.

These pro forma condensed consolidated financial statements are provided for illustrative purposes only. Reliance should not be placed on these pro forma condensed consolidated financial statements since they are not necessarily indicative of the financial position or the results of operations that would have been obtained if the Acquisition had occurred on the dates assumed or to project the results of operations for any future period or the financial condition at any future date.

2.    Pro Forma Condensed Consolidated Balance Sheet:

(a)	The pro forma condensed consolidated balance sheet reflects the Acquisition as though it had occurred on September 30, 2005.

The cost of the Acquisition consisted of the following:

Cash	$3,060,000
Transaction costs and registration costs	155,000
$3,215,000

The preliminary allocation of the cost of the Acquisition is as follows:

Current assets	$1,549,000
Property, plant and equipment, net	172,000
Patents and other assets	107,000
Goodwill	1,007,000
Total liabilities	(455,000)
In-process research and development	1,500,000
Minority interest	(665,000)
$3,215,000

3.	The pro forma condensed consolidated statement of operations reflects the Acquisition as though it had occurred on January 1, 2004 and reflects the following adjustments:

(b)	To reflect amortization of in-process research and development.

(c)	To reflect the 49% minority interest in the net income of BioCheck, Inc. for the year ended December 31, 2004 and the nine-months ended September 30, 2005.

(d)	Based on the weighted average shares outstanding for year ended December 31, 2004 and the nine-months ended September 30, 2005.